UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

             Earliest Event Date requiring this Report: May 31, 2007

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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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          FLORIDA                    0-28331                84-1047159
(State of Incorporation or   (Commission File Number)    (I.R.S. Employer
       organization)                                   Identification No.)

                               350 Jim Moran Blvd.
                                    Suite 120
                         Deerfield Beach, Florida 33442
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                      (former address of Reporting Company)

Item 3.02 Sale of Unregistered Securities.

Item 5.03 Amendment to Articles of  Incorporation  or Bylaws;
          Changes in Fiscal Year.

Item 8.01 Other Matters: Change of Address of Principal Executive Offices


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Item 3.02 Sale of Unregistered Securities

China Direct Trading Corporation ("CHDT") filed a Form D with the Securities and Exchange Commission on May 31, 2007 for a Rule 506 private placement of its Common Stock, $0.0001 par value per share. The private placement is made to "accredited investors" (as defined by Rule 501 of Regulation D under the Securities Act of 1933, as amended). As of July 9, 2007, the Company has received $105,000 from 3 investors, which subscription payments satisfy the $100,000 minimum subscriptions required under the private placement. The private placement is being made in Florida, California, New Jersey and Virginia. The shares sold under the private placement are "restricted securities" (as defined under Rule 144 of the Securities Act of 1933, as amended). CHDT has agreed to register the shares under the Securities Act of 1933, as amended, on the next Form SB-2 registration statement to be filed by CHDT.

         The private placement documents prepared in connection with the offering of the shares described above includes certain risk factors with respect to the Company (the "Risk Factors"). A copy of these Risk Factors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation; Change in Fiscal Year

         On May 7, 2007, CHDT filed an amendment to change its name from "China Direct Trading Corporation" to "CHDT Corp." The name change is being made to shorten the corporate name, avoid confusion with other companies with the name "China Direct" or "China Trading" and also to reflect the fact that the primary business of CHDT is no longer as focused and dependent on Chinese manufacturing sources as in the past. The effectiveness of the name change is awaiting NASD OTC Regulation, Inc. review and approval, which approval has been delayed, according to available information, by a backlog at NASD OTC Regulation, Inc. CHDT expects approval of the name change the week of July 9, 2007.

Item 8.01 Change of Address for Principal Executive Officers

Effective July 2, 2007, the address of the Company's principal executive offices moved from 10400 Griffin Road, #109, Cooper City, Florida 33328 to 350 Jim Moran Blvd., Suite 120, Deerfield Beach, Florida 33442.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS:

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
3.1               Amendment to Articles of Incorporation, dated May 7, 2007, by China Direct Trading Corporation

99.1 Certain Risk Factors from Preliminary Private Placement Offering Documents, dated April 27, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                        Date:  July 9, 2007

                  By: /s/ Stewart Wallach
                        Stewart Wallach Chief Executive Officer &
                        President